UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
December 5, 2023
Date of Report
(Date of earliest event reported)

Arrowhead Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105
(Address of principal executive offices, including Zip Code)
(626) 304-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARWR	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On December 01, 2023, the Audit Committee of the Board of Directors of Arrowhead Pharmaceuticals, Inc. (the “Company”) approved the dismissal of Rose, Snyder & Jacobs, LLP (“RSJ”) as the Company’s independent registered public accounting firm, effective immediately.

RSJ’s audit report on the financial statements for the fiscal years ended September 30, 2023 and September 30, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the two fiscal years ended September 30, 2023 and September 30, 2022, and the subsequent interim period through December 01, 2023, there were no: (1) “disagreements” (as defined by Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and RSJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which if not resolved to the satisfaction of RSJ, would have caused RSJ to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

The Company provided RSJ with a copy of the disclosures it is making in this Item 4.01 and requested that RSJ furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Item 4.01. A copy of RSJ’s letter, dated December 4, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Disclosures regarding the new independent auditor.

On December 01, 2023, the Audit Committee recommended, and the Board of Directors of the Company approved, the engagement of KPMG, LLP (“KPMG”) as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending September 30, 2024.

During the years ended September 30, 2023 and September 30, 2022, and the subsequent interim period through December 01, 2023, neither the Company, nor anyone on its behalf, consulted KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

16.1	Letter from Rose, Snyder & Jacobs, LLP dated December 4, 2023

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 5, 2023

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer